UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14-A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

Corner Growth Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

CORNER GROWTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39814	98-1563902
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

251 Lytton Avenue, Suite 200
Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 543-8180

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	COOLU	The Nasdaq Stock Market LLC

Class A Ordinary Shares included as part of the units	COOL	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	COOLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on June 6, 2024, Corner Growth Acquisition Company (the “Company” or “Corner Growth”) postponed the Extraordinary General Meeting, originally scheduled to be held at 10:00 a.m., Eastern Time, on June 12, 2024, to 10:00 a.m., Eastern Time, on June 26, 2024.

On June 20, 2024, the Company determined to further postpone the Extraordinary General Meeting until 10:00 a.m., Eastern Time, on July 11, 2024. Information regarding how to attend the Extraordinary General Meeting and vote is available in the Company’s proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on May 30, 2024 (the “Definitive Proxy Statement”). There is no change to the location, the record date, the purpose or any of the proposals to be acted upon at the Extraordinary General Meeting.

Shareholders who have already cast their votes or who have previously submitted shares for redemption do not need to take any action (unless they wish to change or revoke their prior proxy or voting instructions or change their decision as to redemption) and their votes will be counted at the postponed Extraordinary General Meeting. Shareholders can demand redemption prior to 5:00 p.m. Eastern Time, on June 24, 2024 (two business days before the postponed Extraordinary General Meeting).

No Offer or Solicitation

This communication relates to the proposed business combination (the “Business Combination”) between Noventiq Holding Company (“Noventiq”) and the Company. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

In connection with the Business Combination, Noventiq Holding Company has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form F-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary prospectus and preliminary proxy statement, and was declared effective by the SEC on May 29, 2024. Corner Growth has filed a definitive proxy statement, definitive prospectus and other relevant documents (together, the “Definitive Proxy Statement”) with the SEC, and has mailed the Definitive Proxy Statement to Corner Growth shareholders of record as of May 20, 2024. This communication is not a substitute for the Registration Statement, the Definitive Proxy Statement or any other documents that Corner Growth will send its shareholders in connection with the Business Combination and shareholders of Corner Growth are advised to read the Definitive Proxy Statement in connection with Corner Growth’s solicitation of proxies for its special meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement will contain important information about the Business Combination and the parties to the Business Combination. Shareholders of Corner Growth are able to obtain free copies of the Defintiive Proxy Statement and all other relevant documents, without charge, at the SEC’s websitehttp://www.sec.gov or by directing a request to: ryan.flanagan@icrinc.com.

Participants in the Solicitation

Corner Growth, Noventiq and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Corner Growth’s shareholders in connection with the Business Combination. A list of the names of those directors and executive officers of Corner Growth and a description of their interests in Corner Growth is set forth in Corner Growth’s filings with the SEC including the Definitive Proxy Statement. The documents described in this paragraph are available free of charge at the SEC’s website at www.sec.gov, or by directing a request to ryan.flanagan@icrinc.com. Additional information regarding the names and interests of such participants are contained in the Defintiive Proxy Statement for the proposed business combination.

About Noventiq

Noventiq is a leading global solutions and services provider in digital transformation and cybersecurity, headquartered in London. The company enables, facilitates, and accelerates digital transformation for its customers’ businesses, connecting organizations across a comprehensive range of industries with best-in-class IT vendors, alongside its own services and proprietary solutions.

The company’s rapid growth is underpinned by its three-dimensional strategy to expand its market penetration, product portfolio, and sales channels. This is supported by an active approach to M&A, positioning Noventiq to capitalize on the industry’s ongoing consolidation. With around 6,400 employees globally, Noventiq operates in approximately 60 countries with significant growth potential in multiple regions including Latin America, EMEA, and APAC - with a notable presence in India.

About Corner Growth Acquisition Corp.

Corner Growth (Nasdaq: COOL) is a special purpose acquisition company (SPAC) focused on partnering with a high growth technology company. Corner Growth’s mission is to deliver value to its investors by providing a compelling alternative to a traditional public offering. Corner Growth is uniquely positioned to deliver on its value-add approach given its management team’s history, experience, relationships, leadership and track record in identifying and investing in disruptive technology companies across all technology verticals.

Corner Growth also brings a group of highly respected investment professionals, with strong track records and deep individual experience in SPAC and de-SPAC processes, a rolodex of premier public market investors, and a team of advisors who offer experience and access to networks across a broad functional and physical geography.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “target,” “aim,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Corner Growth and Noventiq, the estimated or anticipated future results and benefits of the Combined Company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the Combined Company, statements regarding Noventiq’s future financial position, and other statements that are not historical facts. These statements are based on the current expectations of Corner Growth’s management and/or Noventiq’s management, as applicable, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Corner Growth and Noventiq. These statements are subject to a number of risks and uncertainties regarding Noventiq’s business, Corner Growth’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of Corner Growth or Noventiq for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Corner Growth or Noventiq; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the Combined Company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Corner Growth’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; the impact of competitive products and pricing on Noventiq; Noventiq’s ability to offer the products and services of its key vendors, particularly Microsoft, for sale to customers and to earn incentives on such sales; demand for Noventiq’s services and solutions; the ability of Noventiq to achieve operating synergies from acquired businesses; the successful integration of acquired businesses; breaches in cybersecurity or disruption to IT systems; Noventiq’s ability to attract, hire, train and retain experienced personnel; fluctuations in currency exchange rates; the ability to comply with the laws and regulations across the markets in which Noventiq operates and the effectiveness of its internal controls, procedures, compliance systems and risk management systems; other risks and uncertainties detailed in the F-4; and those factors discussed in Corner Growth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024, Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, filed with the SEC on May 15, 2024, and other filings with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Corner Growth and/or Noventiq presently do not know or that Corner Growth and/or Noventiq currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide the expectations, plans or forecasts of future events and views of Corner Growth and/or Noventiq as of the date of this communication. Corner Growth and Noventiq anticipate that subsequent events and developments will cause their assessments to change. However, while Corner Growth and/or Noventiq may elect to update these forward-looking statements at some point in the future, Corner Growth and Noventiq specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Corner Growth’s and/or Noventiq’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNER GROWTH ACQUISITION CORP.

Date: June 21, 2024	By:	/s/ Marvin Tien
Marvin Tien Co-Chairman, Chief Executive Officer and Acting Chief Financial Officer